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                                  EXHIBIT 24.1

                                Power of Attorney

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                                POWER OF ATTORNEY

     Each director of Heritage Financial Corporation (the "Company") whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Company's Restricted Stock Plan of 2002 and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement(s) to become effective (including post-effective amendments) and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof. This Power of Attorney has been signed by the following persons in the capacities indicated on the 21st day of May, 2002.


             Signature                                    Title
             ---------                                    -----

/s/ Donald V. Rhodes                                     Director
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Donald V. Rhodes

/s/ Lynn M. Brunton                                      Director
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Lynn M. Brunton

/s/ Brian Charneski                                      Director
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Brian Charneski

/s/ Peter Fluetsch                                       Director
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Peter Fluetsch

/s/ Daryl D. Jensen                                      Director
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Daryl D. Jensen

/s/ Melvin R. Lewis                                      Director
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Melvin R. Lewis

                                                         Director
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Jeffrey Lyon

/s/ H. Edward Odegard                                    Director
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H. Edward Odegard

/s/ James P. Senna                                       Director
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James P. Senna

/s/ Brian L. Vance                                       Director
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Brian L. Vance

/s/ Philip S. Weigand                                    Director
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Philip S. Weigand